UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 22, 2006

MOVENTIS CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29285	52-2058364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1959-152nd. Street - Suite 304 - White Rock, BC V4A-9P3
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  604-535-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Share Purchase Agreement and Acknowledgment Agreement

Effective November 22, 2006, Moventis Capital Inc., (the “Company”) acquired PTL Electronics, Ltd., (“PTL”), a privately held electronic manufacturing services company located in Delta, British Columbia through a wholly-owned subsidiary, PTL Acquisition Corp.  The Company had entered into a share purchase agreement (the “SPA”) with the shareholders of PTL on May 10, 2006, pursuant to which the consideration for all of the outstanding shares of capital stock of PTL together with approximately CDN$2.2 million of loans payable by PTL to its shareholders was CDN$3.5 million cash and CDN$3.5 million in convertible debentures and Company common stock.  Each of PTL’s shareholders was a signatory to the SPA.  The SPA was subsequently amended in part by an Acknowledgement Agreement dated November 22, 2006 ("Acknowledgement Agreement"), which is more particularly described in this Current Report on Form 8-K.

At the closing, the Company delivered to the PTL shareholders the following consideration:

a)

CDN$3,000,000 in cash;

b)

CDN$1,200,000 in Common Stock, valued at CDN$0.655 (US$0.578) per share for a total of 1,833,564 shares of Common Stock of the Company and

c)

CDN$2,300,000 in non-interest bearing convertible debentures payable nine months after closing.  A complete description of this financial obligation is described in Item 2.03 of this Current Report on Form 8-K.

Nine months after the closing, the Company is obligated to pay an additional aggregate CDN$500,000 in cash to the PTL shareholders.  A more detailed description of this financial obligation is described in Item 2.03 of this Current Report on Form 8-K.

General Security Agreement

The Company also entered into a general security agreement (the “GSA”) with the shareholders of PTL pursuant to which the shareholders of PTL were granted a security interest in, all of the Company’s present and after-acquired personal property, including all inventory, equipment and fixtures, all contracts, accounts and other intangibles, and all securities, instruments, chattel paper, money and documents of title, and also all of the Company’s present and after-acquired real property and other assets and undertaking to secure payment and performance of all present and future debts, liabilities and other obligations of the Company.

Non-Competition Agreements

The shareholders of PTL as a condition of closing, entered into non-competition agreements pursuant to which each agrees that they will not carry on or be engaged in or be concerned with or interested in or advise, lend money to, guarantee the debts or obligations of or permit his name to be used or employed by any individual, firm, syndicate, corporation or other business enterprise engaged in or concerned with any business which: (i) is similar to or competitive with any business which is carried on by PTL or the Company or any of their subsidiaries, and (ii) carries on business in the United States or Canada for a term of five years.

Release of Guaranties

Pursuant to the Acknowledgment Agreement, the Company agreed to do the following:

(a)

arrange for the release of Anthony Lee and Albert Cheung from the personal guarantees they have granted to PTL's bank in support of PTL's existing financing arrangements; and

(b)

arrange, within 120 days of Closing, for the release of David Lo and Dr. Gratio Tsang from the personal guarantees they have granted to PTL's bank in support of PTL's existing financing arrangements.

Loan Arrangements

In connection with the acquisition of PTL, the Company entered into numerous loan arrangements more particularly described in Item 2.03 of this Current Report on Form 8-K, which descriptions are incorporated herein by this reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The description of the completed PTL acquisition described under Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To finance the PTL acquisition the Company created several direct financial obligations as follows:

a)

US$1,799,706 in secured convertible debentures held by various parties

The Company sold multiple units consisting of convertible secured debentures and common share purchase warrants.  These debentures were subject to the Company closing the purchase of PTL Electronics Ltd.  The Company has received an aggregate of US$1,799,706 from the sale of such units.

Each unit is comprised of (i) a convertible secured debenture with principal face increments of US$25,000 and (ii) 12,295 common share purchase warrants for each US$25,000.  Each US$25,000 increment of the debentures is initially convertible into 32,493 shares of the Company’s common shares at any time after the issuance of the debentures as follows:

I.)

one-third of each US$25,000 increment of the debentures is convertible at a price of US$0.65 per share into 12,819 common shares;

II.)

one-third of each US$25,000 increment of the debentures is convertible at a price of US$0.80 per share into 10,416 common shares; and

III.)

one-third of each US$25,000 increment of the debentures is convertible at a price of US$0.90 per share into 9,258 common shares.

The debentures contain the following material provisions:

I.)

mature September 30, 2009;

II.)

interest payable, semi annually, at 10% per annum in cash, increasing to a maximum of 14% in the event that the Company issues debt at a higher interest rate to a senior lender under certain circumstances;

III.)

the Company has right of first refusal upon proposed transfers by debenture holders; and

IV.)

the interest rate increases by 2% per annum in the event that the daily volume weighted average price (the “VWAP”) of the Company’s common shares does not exceed US$0.75 per share for the ten trading days immediately preceding September 30, 2007.  If the interest rate on the debentures has previously increased as a result of the third party institutional investor adjustment outlined above, then no further increase of the interest will be made in respect to the VWAP.

At the debenture holders' option, the aggregate principal amount of the debentures can be converted into the Company’s common stock as follows:

Aggregate Principal Dollar Amount of Debentures Purchased	Applicable Conversion Price	Aggregate Number of Common Shares Upon Conversion
US$599,878.00	US$0.65	922,889
US$599,863.60	US$0.80	749,829
US$599,964.40	US$0.90	666,626

Each US$25,000 increment of debenture units entitles the purchaser to purchase 12,295 additional common shares for a period of three years from the closing date of the debenture.  6,147 of the warrants will have an exercise price of US$0.65; and 6,148 of the warrants will have an exercise price of US$0.80.

Such warrants are exercisable into an aggregate of 885,194 of the Company’s common stock with exercise prices as follows:

Exercise Price	Aggregate Number of Common Shares Issuable Upon Conversion
US$0.65	442,560
US$0.80	442,634

b)

US$850,000 in unsecured term loan transactions

The US$850,000 was raised in three separate transactions from three different parties.  The material provisions of the loan transactions are as follows:

I.)

Vision Opportunity Master Fund loan.  On October 18, 2006, the Company received a US$500,000 unsecured loan evidenced by a promissory note (the “Loan”) from Vision Capital Advisors LLP, through its Vision Opportunity Master Fund, Ltd. (“Vision”).  Pursuant to such promissory note, the will make ten blended monthly installments of principal and interest of US$52,319.25 commencing on November 19, 2006 and payable on the same day of each successive month until August 19, 2007.

The Loan carries an interest rate of 10% per annum for the term of the Loan which is ten months.  Any monthly installment payments that are not paid on or before the due date will accrue interest at 14% per annum until such past due interest and principal is paid.  In connection with the Loan, the Company also issued to Vision warrants to purchase 2,000,000 shares of the Company’s common stock within five years of the date of the warrants.  The exercise prices for the warrants are as follows:

Exercise Price	Number of shares of common stock
US$0.65	First 1,000,000
US$1.00	Remaining 1,000,000

The Company has also agreed to file to a registration statement by September 30, 2007 to register the shares of common stock underlying the warrants, and to use best efforts to have such registration statement declared effective by the Securities and Exchange Commission no later than February 5, 2008.

The Company paid to Joseph Capital LLP., a commission that consisted of US$35,000 cash and warrants to purchase 193,846 shares of the Company’s common stock within five years of the date of the warrants.  The exercise prices for the warrants are as follows:

Exercise Price	Number of shares of common stock
US$0.65	123,846
US$1.00	70,000

II.)

FWP Acquisition Corp Loan.  On November 3, 2006, the Company received a US$150,000 unsecured loan evidenced by a promissory note (the “FWP Loan”) from FWP Acquisition Corp. (“FWP”).  Fraser Atkinson, a director of Moventis Capital, Inc. is the President and a major shareholder of FWP.  Pursuant to such promissory note, the Company is required to make ten blended monthly installments of principal and interest of US$17,736.23 commencing on December 3, 2006 and payable on the same day of each successive month until September 3, 2007.

The FWP Loan carries an interest rate of 10% per annum for the term of the loan which is ten months.  Any monthly installment payments that are not paid on or before the due date will accrue interest at 14% per annum until such past due interest and principal is paid.  In connection with the FWP Loan, the Company also issued to FWP, warrants to purchase 600,000 shares of the Company’s common stock within five years of the date of the warrants.  The exercise prices for the warrants are as follows:

Exercise Price	Number of shares of common stock
US$0.65	First 300,000
US$1.00	Remaining 300,000

The Company has also agreed to file to a registration statement by September 30, 2007 to register the shares of common stock underlying the warrants, and to use best efforts to have such registration statement declared effective by the Securities and Exchange Commission no later than February 5, 2008.

III.)

Bridge Loan.  On November 3, 2006, the Company received a US$200,000 unsecured loan evidenced by a promissory note (the “Bridge Loan”) from Stephen Pasquan (the “Lender”).  Such promissory note requires that the Company make one payment of principal and interest of US$202,465.75 forty-five (45) days from receipt of funds.

The Bridge Loan carries an interest rate of 10% per annum for the term of the loan which is 45 days.  Any monthly installment payments that are not paid on or before the due date will accrue interest at 14% per annum until such past due interest and principal is paid.  In connection with the Bridge Loan, the Company also issued to the Lender, warrants to purchase 125,000 shares of the Company’s common stock within five years of the date of the warrants.  The exercise price for the warrants is US$0.65.

c)

CDN$2,300,000 in convertible debentures to the PTL Shareholders.

At the closing of the PTL acquisition, the Company delivered to the shareholders of PTL, non-interest bearing convertible debentures in the aggregate amount of CDN$2,300,000 payable nine months after closing, with provisions to extend at the Company’s discretion for an additional three months with interest accruing at 10% per annum on any portion that remains unpaid nine months after closing.  The Company may convert the debentures into common stock at any time prior to or on the maturity date.  The conversion price is equal to eighty-five percent (85%) of the Canadian currency conversion equivalent of the average of the Company’s common stock closing prices on the OTC Bulletin Board for a period of twenty consecutive trading days ending on the fifth trading day before the date of determination.  The debentures also provide that in no event will the conversion price be less than US$0.35 or more than US$1.10.

d)

CDN$500,000 cash due within 9 months of deal completion.

The Company is required to pay to the shareholders of PTL, an aggregate of CDN$500,000 in cash, within nine months after the closing date, with provisions to extend at the Company’s discretion for an additional three months with interest accruing at 10% per annum on any portion that remains unpaid nine months after the closing date.

e)

Dividend Obligations.

Pursuant to the SPA and the Acknowledgement Agreement, the Company must declare a cumulative dividend of 100% of the after tax profit for the period January 1, 2006 to November 30, 2006 (the “Dividend”) payable to the selling shareholders of PTL Electronics Ltd.  From November 22, 2006, interest accrues at 5% per annum on all outstanding portion of the Dividend.  The Dividend is payable in 15 equal payments, to be paid once a month commencing on March 1, 2007.  The amount of the Dividend and monthly Dividend payments will be calculated after PTL’s financial statements as of November 30, 2006 have been reviewed by the Company’s Independent Registered Public Accounting Firm. However, no Dividend payment is payable in a particular period unless the working capital for such period is at least CDN$1,000,000 (after deduction for all applicable taxes). If in any particular period the working capital is less than CDN$1,000,000 (after deduction for all applicable taxes) any Dividend payment that is payable in such period shall be postponed until the next period in which the working capital exceeds CDN$1,000,000 (after deduction for all applicable taxes).

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued 1,833,564 shares of common stock to the shareholders of PTL pursuant to the SPA as described in Item 1.01 of this Current Report on Form 8-K.

PTL Shareholder	Number of shares of Common Stock issued:
Albion Services Ltd.	733,427
The Tsang Family Trust	366,713
Century I Holdings Inc.	366,713
David McAlpine	137,517
Paul Heathcote	137,517
GundyCo ITF (Anthony Lee)	38,433
GundyCO ITF (Marilyn Lee)	40,034
Marilyn Lee	13,210
TOTALS	1,833,564

Such shares of common stock were issued at an effective price of US$0.578 (CDN$0.655).  The issuances of such shares of common stock are exempt pursuant to provisions of the Securities Act of 1933, as amended (the "Act"), provided by (i) Rule 506 of Regulation D of the Act and Sections 4(2) thereunder relating to "accredited investors"; and/or (ii) the safe harbor provisions of Regulation S thereunder relating to offshore transactions. Issuances made pursuant to Regulation S were made to purchasers who were not "U.S. persons" as that term is defined in Rule 902(o) of Regulation S and the sale of the securities constituted an "offshore transaction" as that term is defined in Rule 902(i) of Regulation S.

The issuances of the promissory notes, convertible debentures, warrants and shares issuable upon conversion of the convertible debentures and upon exercise of the warrants described in Item 2.01 of this Current Report on Form 8-K are incorporated herein by this reference and are exempt pursuant to provisions of the Act, provided by (i) Rule 506 of Regulation D of the Act and Sections 4(2) thereunder relating to "accredited investors"; and/or (ii) the safe harbor provisions of Regulation S thereunder relating to offshore transactions. Issuances made pursuant to Regulation S were made to purchasers who were not "U.S. persons" as that term is defined in Rule 902(o) of Regulation S and the sale of the securities constituted an "offshore transaction" as that term is defined in Rule 902(i) of Regulation S.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired

The Company expects that financial statements required by Item 9.01 (a) will be completed and filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this Current Report on Form 8-K.

(b)

Pro Forma Financial Information

The Company expects that the pro forma financial information required by Item 9.01 (b) will be completed and filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description
10.1[1]	Agreement for the Purchase of Shares of PTL Electronics Ltd. dated May 8, 2006.
10.2[1]	Form of Convertible Debenture held by PTL Shareholders as part of Share Purchase Agreement dated May 8, 2006.
10.3[1]	Form of General Security Agreement held by PTL Shareholders as part of Share Purchase Agreement dated May 8, 2006
10.4[5]	Form of the PTL Shareholder Non-Compete Agreements.
10.5[2]	Form of Subscription for Units Agreement.
10.6[2]	Form of Secured Convertible Debenture Agreement.
10.7[2]	Form of General Security Agreement with Secured Debenture holders.
10.8[2]	Form of Common Shares Purchase Warrant with Secured Debenture holders.
10.9[2]	Form of Registration Rights Agreement with Secured Debenture holders.
10.10[3]	Promissory Note with Vision Opportunity Master Fund Ltd., dated October 18, 2006.
10.11[3]	Common Shares Purchase Warrant with Vision Opportunity Master Fund Ltd., dated October 18, 2006.
10.12[3]	Registration Rights Agreement with Vision Opportunity Master Fund Ltd., dated October 18, 2006.
10.13[4]	Promissory Note with FWP Acquisition Corp., dated November 3, 2006.
10.14[4]	Common Shares Purchase Warrant with FWP Acquisition Corp., dated November 3, 2006.
10.15[4]	Registration Rights Agreement with FWP Acquisition Corp., dated November 3, 2006.
10.16[4]	Promissory Note with Stephen Pasquan, dated November 1, 2006.
10.17[4]	Common Shares Purchase Warrant with Stephen Pasquan, dated November 1, 2006.

10.18[5]	Acknowledgement Agreement between Moventis Capital Inc. and the PTL Electronics Ltd. selling shareholders, dated November 22, 2006.

[1]	Incorporated by reference from the Form 8-K filed by the Company with the Commission on May 16, 2006.
[2]	Incorporated by reference from the Form 8-K filed by the Company with the Commission on October 24, 2006.
[3]	Incorporated by reference from the Form 8-K filed by the Company with the Commission on October 23, 2006 as amended on October 24, 2006.
[4]	Incorporated by reference from the Form 10-QSB filed by the Company with the Commission on November 13, 2006
[5]	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVENTIS CAPITAL, INC.
Date: November 29, 2006	By:	/s/ Blake Ponuick
Blake Ponuick Chief Executive Officer